Employee benefits - Changes in the defined benefit obligation and actuarial assumptions (Details) - MXN ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Defined benefit obligation and significant assumptions
Defined benefit obligation at beginning of the year	$ 13,438	$ 10,056	$ 7,737
Net period cost charged to profit or loss:
Current service cost	3,657	2,421	2,012
Interest cost on benefit obligation	1,000	701	537
Remeasurement losses in other comprehensive income:
Actuarial changes arising from changes in assumptions	1,776	442	1,174
Payments made	(582)	(182)	(1,404)
Defined benefit obligation at end of the year	$ 19,289	$ 13,438	$ 10,056
Discount rate	7.72%	7.78%	7.29%
Expected rate of salary increases	5.50%	5.50%	5.50%
Annual increase in minimum salary	4.00%	4.00%	4.00%
Salaries and benefits	$ 114,781	$ 170,994
Employee profit sharing
Remeasurement losses in other comprehensive income:
Salaries and benefits	$ 9,063	$ 10,695